Exhibit 99.2

IBM 4Q 2020 Earnings Non-GAAP Supplemental Material January 21, 2021 ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q 2020 4Q20 Yr/Yr 4Q20 Yr/Yr GAAP @CC GAAP @CC Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud (5%) (5%) (6%) 4% (18%) (19%) (23%) (15%) (15%) (12%) (18%) (8%) (8%) (7%) 1% (19%) (20%) (24%) (16%) (17%) (14%) (19%) Cloud & Cognitive Software Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Cloud Global Business Services Consulting Application Management Global Process Services Cloud (5%) 9% Flat (24%) 39% (3%) Flat (6%) 6% 16% (7%) 6% (2%) (26%) 36% (5%) (3%) (9%) 4% 14% The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segments Details”, “Software and Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - FY 2020 FY20 Yr/Yr FY20 Yr/Yr GAAP @CC GAAP @CC Cloud & Cognitive Software Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Cloud Global Business Services Consulting Application Management Global Process Services Cloud 2% 21% (3%) (17%) 67% (4%) (1%) (7%) (5%) 11% 2% 20% (3%) (17%) 67% (4%) (1%) (7%) (5%) 11% Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud (6%) (5%) (7%) 10% (8%) (7%) 2% (22%) (6%) (11%) (3%) (5%) (5%) (6%) 10% (9%) (8%) 1% (23%) (7%) (11%) (3%) The above reconciles the Non-GAAP financial information contained in the “Services Segments Details – FY 2020”, “Software and Systems Segment Details – FY 2020”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 3

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q & FY 2020 The above reconciles the Non-GAAP financial information contained in the “4Q20 Highlights”, “Revenue and P&L Highlights”, “Revenue and P&L Highlights – FY 2020”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 4 4Q20 Yr/Yr GAAPDivest impact Currency impact Adjusted FY20 Yr/Yr GAAPDivest impact Currency impact Adjusted Total Revenue(6%) 0 pts (2 pts) (8%) (5%) 1 pts (0 pts) (4%) Americas (11%) 0 pts 1 pts (10%) Europe/ME/Africa (3%) 0 pts (6 pts) (8%) Asia Pacific (2%) 0 pts (4 pts) (5%) Total Cloud 10% 1 pts (3 pts) 8% (6%) 1 pts 1 pts (4%) (3%) 1 pts (1 pts) (4%) (3%) 1 pts (1 pts) (4%) 19% 1 pts (0 pts) 20%

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 4Q 2020 4Q20 Acquisition-Related Adjustments Retirement-Related Adjustments Spin-off-Related Charges Tax Reform Impacts Adjusted GAAP Gross Profit Gross Profit Margin SG&A Total Expense Pre-tax Income Pre-tax Income Margin Tax Rate Net Income Net Income Margin Earnings Per Share $10,523 51.7% 7,232 9,234 1,289 6.3% 1.9% 1,264 6.2% $1.41 $177 0.9 pts (287) (288) 465 2.3 pts 4.6 pts 359 1.8 pts $0.40 — — — (295) 295 1.4 pts 4.4 pts 198 1.0 pts $0.22 — — — — — — (0.9 pts) 18 0.1 pts $0.02 $1 0.0 pts (28) (28) 28 0.1 pts 0.3 pts 21 0.1 pts $0.02 $10,700 52.5% 6,917 8,623 2,077 10.2% 10.4% 1,861 9.1% $2.07 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “4Q20 Highlights”, “Revenue and P&L Highlights” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 5

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 4Q & FY 2020 The above reconciles the Non-GAAP financial information contained in the “Expense Summary” and “Expense Summary – FY 2020” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 6 4Q20 Non-GAAPOperating GAAPAdjustments(Non-GAAP) FY20 Non-GAAPOperating GAAPAdjustments(Non-GAAP) SG&A Currency (4 pts) 0 pts (4 pts) Acquisitions/Divestitures2 pts 0 pts 2 pts Base*(31 pts) (2 pts) (33 pts) RD&E Currency(1 pts) 0 pts (1 pts) Acquisitions/Divestitures1 pts 0 pts 1 pts Base*(1 pts) 0 pts (1 pts) Operating Expense & Other Income Currency(4 pts) 0 pts (5 pts) Acquisitions/Divestitures(1 pts) 0 pts (1 pts) Base*(24 pts) (1 pts) (25 pts) 0 pts 0 pts 0 pts (4 pts) 2 pts (3 pts) (7 pts) (2 pts) (9 pts) 0 pts 0 pts 0 pts (5 pts) 0 pts (5 pts) 0 pts (1 pts) (1 pts) (2 pts) 0 pts (2 pts) (9 pts) 1 pts (8 pts) (7 pts) 0 pts (7 pts)

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization - FY 2020 FY Excluding Structural Actions* FY Free Cash Flow Realization 196% 143% The above reconciles the Non-GAAP financial information contained in the “4Q20 Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2021 for additional information on the use of these Non-GAAP financial measures. * Adjusted for $2.04B charge for structural actions in 4Q20. Supplemental Materials 7

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